UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 12, 2008
Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-119902	05-0314991

(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360

(Address of Principal Executive Offices)	(Zip Code)
(401) 751-1600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure
This report is neither an offer to sell nor a solicitation of an offer to buy any securities. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Nortek Inc. filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.
2008 Guidance
     Nortek, Inc. (“Nortek”, “us” or “we”) expects EBITDA (as defined below) for its fiscal year 2008 to be between $225.0 million and $245.0 million.
     Nortek uses EBITDA as both an operating performance and a liquidity measure. Operating performance measure disclosures with respect to EBITDA are provided below.
     EBITDA is defined as net earnings (loss) before interest, taxes, depreciation and amortization expense. EBITDA is not a measure of operating performance under United Stated generally accepted accounting principals (“GAAP”) and should not be considered as an alternative or substitute for GAAP profitability measures such as operating earnings (loss) from continuing operations, discontinued operations, extraordinary items and net earnings (loss). EBITDA as an operating performance measure has material limitations since it excludes, among other things, the statement of operations impact of depreciation and amortization, interest expense and the provision (benefit) for income taxes and therefore does not necessarily represent an accurate measure of profitability, particularly in situations where a company is highly leveraged or has a disadvantageous tax structure. We use a significant amount of capital assets and depreciation and amortization expense is a necessary element of our costs and ability to generate revenue and therefore its exclusion from EBITDA is a material limitation.
     We have a significant amount of debt and interest expense is a necessary element of our costs and ability to generate revenue and therefore its exclusion from EBITDA is a material limitation. We generally incur significant U.S. federal, state, and foreign income taxes each year and the provision (benefit) for income taxes is a necessary element of our costs and therefore its exclusion from EBITDA is a material limitation. As a result, EBITDA should be evaluated in conjunction with net earnings (loss) for a more complete analysis of our profitability, as net earnings (loss) includes the financial statement impact of these items and is the most directly comparable GAAP operating performance measure to EBITDA. As EBITDA is not defined by GAAP, our definition of EBITDA may differ from and therefore may not be comparable to similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. Because of the limitations that EBITDA has as an analytical tool, investors should not consider it in isolation, or as a substitute for analysis of the Company’s operating results as reported under GAAP.
     Our management uses EBITDA as a supplementary non-GAAP operating performance measure to assist with its overall evaluation of our operating performance (including the performance of our subsidiary management) relative to outside peer group companies. In addition, we use EBITDA as an operating performance measure in financial presentations to our board of directors, among others, as a supplemental non- GAAP operating measure to assist them in their evaluation of our performance. We are also active in mergers, acquisitions and divestitures and use EBITDA as an additional operating performance measure to assess Nortek, subsidiary and potential acquisition target enterprise value and to assist in the overall evaluation of Nortek, subsidiary and potential acquisition target performance on an internal basis and relative to peer group companies. We use EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of potential valuation and relative performance and therefore do not place undue reliance on EBITDA as our only measure of operating performance.
     We believe EBITDA is useful for both us and investors as it is a commonly used analytical measure for comparing company profitability, which eliminates the effects of financing, differing valuations of fixed and intangible assets and tax structure decisions. We believe that EBITDA is specifically relevant to us, due to the different degrees of leverage among our competitors, the impact of purchase accounting associated with acquisitions, which impacts comparability with our competitors who may or may not have recently revalued their fixed and intangible assets, and the differing tax structures and tax jurisdictions of certain of our competitors. We have included EBITDA as a supplemental operating performance measure, which should be evaluated by investors in conjunction with the traditional GAAP performance measures for a complete evaluation of our operating performance.
     The following table presents a reconciliation from a range of net earnings (loss) to a range of EBITDA for fiscal year 2008 (amounts in millions):

	Low	High
	(in millions)
Net earnings (loss)	$30.3	$40.3
Provision for income taxes	20.5	30.5
Interest expense	105.8	105.8
Investment income	(0.9)	(0.9)

Operating earnings	155.7	175.7

Depreciation expense	42.9	42.9
Amortization of inventory and intangible assets	26.4	26.4

EBITDA	$225.0	$245.0

     The following table presents a reconciliation from net cash provided by operating activities, which is the most directly comparable GAAP liquidity measure, to EBITDA for a range of earnings expected for the year ended December 31, 2008 (in millions):

	Low	High
Net cash provided by operating activities	$101.4	$111.4
Cash used by working capital and other long-term asset and liability changes	3.9	3.9
Non-cash interest expense, net	(5.7)	(5.7)
Provision for income taxes	20.5	30.5
Interest expense	105.8	105.8
Interest income	(0.9)	(0.9)

EBITDA	$225.0	$245.0

     Our guidance for the year ending December 31, 2008, is based on assumptions and estimates that we believe are reasonable given our assessment of historical trends (modified for recent changes in market conditions), business cycles and other information reasonably available. Our assumptions and future performance, however, are both subject to a wide range of business risks and uncertainties, so no assurance can be provided that actual performance will fall within the guidance ranges. Please refer to the information under the caption “Forward-Looking Statements” below. These risks and uncertainties, as well as other unforeseeable risks and uncertainties, could cause our actual results to differ materially from the guidance provided above. The guidance provided above is given as of the date hereof, based on information known to us as of the date hereof and we undertake no obligation to publicly update or revise any forward-looking statements.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this discussion and throughout this document, words, such as “intends”, “plans”, “estimates”, “believes”, “anticipates” and “expects” or similar expressions are intended to identify forward-looking statements. These statements are based on our current plans and expectations and involve risks and uncertainties, over which we have no control, that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and operating results to differ include the availability and cost of certain raw materials, (including, among others, steel, copper, packaging materials, plastics and aluminum) and purchased components, the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets, interest rates, employment, inflation, foreign currency fluctuations, consumer spending levels, exposure to foreign economies, the rate of sales growth, price, and product and warranty liability claims. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Readers are also urged to carefully review and consider the various disclosures made by Nortek, herein, as well as our periodic reports on Forms 10-K, 10-Q and 8-K, filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTK HOLDINGS, INC.
Date: May 12, 2008	By:	/s/ Edward J. Cooney
		Name:	Edward J. Cooney
		Title:	Vice President and Treasurer